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                                                                   EXHIBIT 32.02


                           SECTION 1350 CERTIFICATION


        In connection with the Quarterly Report of Macrovision Corporation (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), George M. Monk certifies in his capacity as Acting Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that to the best of his knowledge:

        (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

        (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of May 10, 2005.


                                        /s/ George M. Monk
                                        ----------------------------------
                                        George M. Monk
                                        Acting Chief Financial Officer